                                                                    Exhibit 99.6

                             LETTER OF TRANSMITTAL
                    To accompany American Depositary Shares
      ("U.S. Realty ADS"), representing shares, par value $4.00 per share, of
 SECURITY CAPITAL U.S. REALTY, a Luxembourg Societe d'Investissement a Capital
                              Fixe ("U.S. Realty")

and submitted pursuant to the Joint Proxy Statement/Prospectus (as defined herein) describing the Transaction Agreement dated as of September 26, 2000 (the "Transaction Agreement") by and among U.S. Realty, Security Capital Group Incorporated, a Maryland corporation ("Security Capital") and SC Realty Incorporated ("Purchaser"), a Nevada corporation and an indirect wholly owned subsidiary of Security Capital, pursuant to which U.S. Realty will (i) sell to Purchaser all of U.S. Realty's outstanding interests in Security Capital Holdings S.A. and substantially all of U.S. Realty's other assets in exchange for shares of Security Capital Class B Common Stock and cash and (ii) subsequently liquidate(the "Transaction").

                 The Distribution Agent for the Transaction is:
                         EquiServe trUst company, n.a.

                    [By Mail]                                [By Hand]                       [By Overnight Courier]
          EquiServe Trust Company, N.A.            EquiServe Trust Company, N.A.          EquiServe Trust Company, N.A.
                Corporate Actions               c/o Securities Transfer & Reporting             Corporate Actions
                  P.O. Box 8029                           Services, Inc.                        150 Royall Street
              Boston, MA 02266-8029                  100 William St, Galleria                   Canton, MA 02021
                                                        New York, NY 10038
                                                      Facsimile Transmission:
                                                 (for Eligible Institutions only)
                                                           (781) 575-2233
                                                      Confirmation Telephone:
                                                           (800) 730-6001

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DISTRIBUTION AGENT.

               For Information Please Call the Information Agent:
                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.

                               In the U.S.                                                      In Europe
                       17 State Street, 10th Floor                               Georgeson Shareholder Communications Ltd
                        New York, New York  10004                               In Germany call toll free: 0 800 1800 305
             Banks and Brokers Call: (212) 440-9800 (Collect)                  All others call collect: +44 0 207 335 8703
               All Others Call: (800) 223-2061 (Toll-Free)

THIS LETTER OF TRANSMITTAL MAY BE USED TO SUBMIT AMERICAN DEPOSITARY RECEIPTS ("ADRs") REPRESENTING U.S. REALTY ADS AND, ASSUMING THE TRANSACTION IS APPROVED, RECEIVE SHARES OF SECURITY CAPITAL CLASS B COMMON STOCK. FOR A CASH ELECTION TO BE VALID, THIS LETTER OF TRANSMITTAL, TOGETHER WITH YOUR ADRs AND VALIDLY COMPLETED PROXY CARD, MUST BE RECEIVED BY THE DISTRIBUTION AGENT FIVE DAYS BEFORE THE DATE OF THE EXTRAORDINARY GENERAL MEETING SPECIFIED BELOW.

If you were never issued an ADR and hold your U.S. Realty ADS in book-entry form with the transfer agent, please see instruction 14 as to how to complete the delivery.

----------------------------------------------------------------------------------------------------------------------
                                                    BOX A: DESCRIPTION OF ADRs
                                 See General Instruction 3. Attach additional sheets if necessary
----------------------------------------------------------------------------------------------------------------------


  Name and Address of Registered Holder(s)
(Please fill in, if blank, exactly as name(s)                                        Number of ADRs Represented by
        appears on certificate(s))                       Certificate Number                 each Certificate
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                      Total Number of ADRs
----------------------------------------------------------------------------------------------------------------------
CHECK THE FOLLOWING BOX IF YOU HAVE MADE A CASH ELECTION(See "Special Cash Instructions"):      [ ]
----------------------------------------------------------------------------------------------------------------------

 PLEASE READ THE GENERAL INSTRUCTIONS AND THE SPECIAL CASH INSTRUCTIONS IN THIS
  LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

     The Extraordinary General Meeting will be held at 3:00 p.m. (Luxembourg
Time) on Tuesday, January 16, 2001. To receive cash in lieu of shares of Security Capital Class B Common Stock this Letter of Transmittal (properly completed), together with your ADRs (if you hold physical certificates) (as defined below), must be received by the Distribution Agent FIVE DAYS prior to the Extraordinary General Meeting and you must vote AGAINST the transaction and mark the CASH box on the Proxy Card. If any of these steps have not been taken, and assuming the Transaction is approved, you will receive Security Capital Class B Common Stock in respect of your ADRs.

     Copies of the Joint Proxy Statement/Prospectus of U.S. Realty and Security Capital and dated December __, 2000, relating to the Transaction (the "Joint Proxy Statement/Prospectus), as well as extra copies of this Letter of Transmittal, may be requested from Georgeson Shareholder Communications Inc., the Information Agent, at the toll-free phone number shown on the cover, or from the Distribution Agent at the addresses or the toll-free number shown on the cover. The return of this Letter of Transmittal to the Distribution Agent is acknowledgment of the receipt of the Joint Proxy Statement/Prospectus.

     If your ADRs have been lost, stolen or destroyed and you require assistance in replacing them, see General Instruction 11 below. You cannot submit an effective Letter of Transmittal without enclosing your ADR (in the alternative, if you hold your U.S. Realty ADS in book-entry form on the share register, you should complete the Book-Entry Delivery Notice below). Therefore, if you wish to receive cash in lieu of shares of Security Capital Class B Common Stock, it is critical that you act immediately to obtain replacement ADRs.

     Completing and returning this Letter of Transmittal does not have the
                                                              ---
effect of casting a vote with respect to approval of the Transaction or the Transaction Agreement at the U.S. Realty Extraordinary General Meeting (as defined below). To vote at the U.S. Realty Extraordinary General Meeting, you must complete, sign and return the proxy card that accompanied the Joint Proxy Statement/Prospectus five days prior to the date of the Extraordinary General Meeting. If you have any questions concerning the voting of your ADRs, please call the Information Agent toll-free at the numbers listed above.

Ladies and Gentlemen:

     Pursuant to the Transaction Agreement and subject to the procedures included therein and described herein and in the Joint Proxy Statement/Prospectus, the undersigned hereby surrenders to EquiServe, as Distribution Agent, ADRs (or is delivering by book-entry transfer U.S. Realty
ADS) representing all of the U.S. Realty ADSs listed in Box A above. The undersigned hereby states that, if the Transaction is approved, he or she understands he or she will receive shares of Security Capital Class B Common Stock unless he/she has made a valid Cash Election (as defined below). In addition, if the Transaction is approved, it is understood that the Distribution Agent will pay cash in lieu of any fractional shares of Security Capital Class B Common Stock otherwise issuable in connection with the Transaction. Any Security Capital Class B Common Stock and/or cash (excluding cash received in lieu of fractional shares of Security Capital Class B Common Stock) received by holders of ADRs in connection with the Transaction is hereinafter referred to as "Stock Consideration" and "Cash Consideration," respectively. The Stock Consideration, Cash Consideration and cash paid in lieu of fractional shares of Security Capital Class B Common Stock are collectively referred to as the "Transaction Consideration."

     The undersigned understands that each valid Cash Election is subject to certain terms, conditions and limitations that have been set forth in the Transaction Agreement including, but not limited to, the fact that if the total amount of cash required for U.S. Realty shareholders who vote against the transaction and validly elect to receive cash instead of shares of Security Capital Class B Common Stock exceeds $200 million in the aggregate, Security Capital will not be required to complete the Transaction and may abandon the Transaction in its entirety.

     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Letter of Transmittal covers all of the ADRs owned by the undersigned in a representative or fiduciary capacity for such particular beneficial owner.

     The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the Extraordinary General Meeting, the registered holder of the U.S. Realty ADS represented by the ADRs surrendered herewith or, in the case of U.S. Realty ADS not represented by ADRs, delivered by book-entry transfer, with good title to such U.S. Realty ADS and full power and authority (i) to sell, assign and transfer such U.S. Realty ADS free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims and (ii) if applicable, to make the Cash Election indicated herein and on the proxy card. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such ADRs. The undersigned hereby irrevocably appoints the Distribution Agent, as agent of the undersigned, to effect the exchange pursuant to the Transaction Agreement and the instructions hereto. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                           SPECIAL CASH INSTRUCTIONS

     To receive cash in lieu of Security Capital Class B Common Stock you must have made a valid cash election (a "Cash Election"). To make a valid Cash Election you must have done each of the following: a) checked the appropriate box in Box A above, b) submitted a completed Letter of Transmittal accompanied by your ADRs or if you hold your U.S. Realty ADS in book-entry form on the share register, a completed Book Entry Delivery Notice or notification of a Guaranteed Delivery (followed by delivery of your ADRs in accordance with the provisions described herein) which is received five days prior to the Extraordinary General Meeting, c) voted against the Transaction, and d) checked the appropriate box on the proxy card distributed with the Joint Proxy Statement/Prospectus and returned such card five days prior to the Extraordinary General Meeting. You will not be deemed to have made a valid Cash Election if you fail to comply with any of the above steps.

     Notwithstanding anything to the contrary in this Letter of Transmittal, the Distribution Agent and U.S. Realty each reserve the right to waive any flaws in a completed Letter of Transmittal but neither shall be under any obligation to do so.

     In order to receive the Transaction Consideration, this Letter of Transmittal must be (i) completed and signed in the space provided below and the Substitute Form W-9 (or Form W-8BEN if you are a non-corporate, non-U.S. Holder) and (ii) mailed or delivered with your ADRs or if you hold your U.S. Realty ADS in book-entry form on the share register, a completed Book Entry Delivery Notice to the Distribution Agent at either of the addresses set forth above. In order to properly make a Cash Election, these actions must be taken in a timely fashion such that the Letter of Transmittal and other required documents are received by the Distribution Agent five days prior to the Extraordinary General Meeting.

     Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for your ADRs, the Transaction Consideration will be delivered in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the Transaction Consideration will be mailed to the undersigned at the address shown in Box A above. In the event that the "Special Issuance and Payment Instructions" box below is completed, the Transaction Consideration will be issued in the name of, and will be mailed to, the person or entity so indicated at the address so indicated, but only after the Distribution Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Transaction Consideration. In addition, appropriate signature guarantees must be included with respect to ADRs for which Special Issuance and Payment Instructions are given.


------------------------------------------------------      ----------------------------------------------------
  SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
     (See General Instructions 5 and 10)                                 (See General Instruction 10)

   To be completed ONLY if the Transaction                        To be completed ONLY if the Transaction
Consideration (whether cash or Security Capital               Consideration (whether cash or Security Capital
Class B Common Stock) is to be issued in the name             Class B Common Stock) is to be delivered to the
of, and delivered to someone other than the                   undersigned at an address other than that shown
undersigned.                                                  in Box A above.

Issue the Transaction Consideration (whether cash or          Mail the Transaction Consideration (whether cash
Security Capital Class B Common Stock) to:                   or Security Capital Class B Common Stock) to:

Name_________________________________                         Address:_______________________________
           (Please Print)
                                                              _______________________________________
Address:_______________________________
                                                              _______________________________________
_______________________________________                                  (Include Zip Code)

_______________________________________
         (Include Zip Code)

 If you complete this box, you will need a signature           Check this box if this is a permanent change of
 guarantee by an eligible institution.  See General            address.  [ ]
 Instruction 5.
------------------------------------------------------      ----------------------------------------------------

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
Signature:
          ------------------------------------------------------------------
Signature:
          ------------------------------------------------------------------
Dated:
      ------------------
Name(s):
          ------------------------------------------------------------------
                                (Please Print)

Capacity:
          ------------------------------------------------------------------

Daytime Area Code and
Telephone Number:
                 -----------------------------------------------------------
Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A headed "Description of ADRs" or on the assignment authorizing transfer.

If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See General Instruction 9 hereto).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              SIGNATURE GUARANTEE
              (Required only in cases specified in Instruction 5)

The undersigned hereby guarantees the signature(s) which appear(s) on this Letter of Transmittal.

Date:
     ---------------------

----------------------------------------------------------------------------
               (Name of Eligible Institution Issuing Guarantee)
                                (Please Print)




----------------------------------------------------------------------------
                          (Fix Medallion Stamp Above)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ]     CHECK HERE IF U.S. REALTY ADS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER

        Name of ADS Holder:
                           --------------------------------------------
        Number of Shares:
                          ---------------------------------------------
        Account Number:
                       ------------------------------------------------
        Signature:
                  -----------------------------------------------------

--------------------------------------------------------------------------------

                              GENERAL INSTRUCTIONS

     This Letter of Transmittal is to be completed and submitted to the Distribution Agent five days prior to the Extraordinary General Meeting by those holders of ADRs desiring to make a Cash Election. If you are not making a Cash Election, you are not required to complete and return this Letter of Transmittal at this time. However, you will be required to complete and return a Letter of Transmittal prior to your receiving any distribution proceeds in connection with the liquidation of U.S. Realty. Until a record holder's ADRs or a Book-Entry Delivery Notice, if applicable, are received by the Distribution Agent at one of the addresses set forth on the cover, together with such documents as the Distribution Agent may require, and until the same are processed for exchange by the Distribution Agent, such holders will not receive any certificates representing shares of the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares of Security Capital Class B Common Stock (if any) in exchange for their ADRs. No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares of Security Capital Class B Common Stock. Holders of ADRs receiving Stock Consideration will be entitled to any dividends or other distributions paid on Security Capital Class B Common Stock after the Extraordinary General Meeting. If your ADRs are lost, stolen or destroyed, please refer to General Instruction 11 below.

     Your surrender of ADRs is subject to certain terms, conditions and limitations which are set forth in the Transaction Agreement and described in the Joint Proxy Statement/Prospectus. The Transaction Agreement is included as Appendix A to the Joint Proxy Statement/Prospectus. Copies of the Joint Statement/Prospectus may be requested from the Information Agent or from the Distribution Agent at the addresses or toll-free numbers shown on the cover. The delivery of this Letter of Transmittal to the Distribution Agent is acknowledgment of receipt of the Joint Proxy Statement/Prospectus.

     1. Cash Election Procedure. To receive cash in lieu of Security Capital Class B Common Stock you must have made a Cash Election, see "Special Cash Instructions."

     2. Revocation or Change of Letter of Transmittal. A Letter of Transmittal may be (i) revoked if the Distribution Agent receives written notice five days prior to the Extraordinary General Meeting from the record holder of the ADRs covered by such Cash Election or (ii) changed if the Distribution Agent receives a completed replacement Letter of Transmittal five days prior to the Extraordinary General Meeting from the record holder of the ADRs covered by such Cash Election. Any person who has effectively revoked a Letter of Transmittal may, by signed and written notice to the Distribution Agent, request the return of the ADRs submitted to the Distribution Agent and such ADRs will be returned without charge to such person promptly after receipt of such request.

     3. Termination of Transaction Agreement. Consummation of the Transaction is subject to the required approval of the shareholders of U.S. Realty and Security Capital and to the satisfaction of certain other conditions. No payments related to any surrender of ADRs will be made prior to the consummation of the Transaction and no payments will be made if the Transaction Agreement is terminated. If the Transaction Agreement is terminated, the Distribution Agent will promptly return all ADRs previously received by it. If you currently hold ADRs such ADRs will be returned by the Distribution Agent without charge to the holder as promptly as practicable by first class, insured mail.

     4. No Fractional Interests. No certificate representing a fraction of a share of Security Capital Class B Common Stock will be issued. In lieu thereof, each holder who would otherwise be entitled to a fraction of a share of Security Capital Class B Common Stock will receive in the liquidation cash in an amount equal to such holder's proportionate interest in the net proceeds from the sale or sales in the open market at the prevailing prices on the NYSE by the Liquidator (as defined in the Transaction Agreement), on behalf of all such holders, of the aggregate fractional number of shares of Security Capital Class B Common Stock that would otherwise have been distributed, but for the rounding down to a whole number of shares of Security Capital Class B Common Stock.

In no event shall any such holder receive an amount of cash in respect of more than one share of Security Capital Class B Common Stock.

     5. Guarantee of Signatures. If the Transaction Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered ADRs or as reflected on the share register if you hold your U.S. Realty ADS in book-entry form, the signatures on this Letter of Transmittal need not be guaranteed. If the "Special Issuance and Payment Instructions" box has been completed so that payment is to be made to someone other than the registered holder(s) of ADRs with respect to the surrendered ADRs, signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.

     6. Delivery of Letter of Transmittal and ADRs This Letter of Transmittal properly completed and duly executed, together with your ADRs or Book-Entry Delivery Notice, as appropriate should be delivered to the Distribution Agent at one of the addressees set forth above. The method of delivery of the Letter of Transmittal, the ADRs and all other required documents is at the election and risk of the holder of ADRs. If you choose to send the materials by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Distribution Agent.

     7. ADRs Held by Nominees, Trustees or other Representatives. Holders of record of ADRs who hold such ADRs as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Letters of Transmittal covering the aggregate number of ADRs held by such a Representative for the beneficial owners for whom the Representative is making a Cash Election, provided that such Representative certifies that each Letter of Transmittal covers all of the ADRs held by such Representative for any single beneficial owner. Any Representative that makes a Cash Election may be required to provide the Distribution Agent with such documents and/or additional certifications, if requested, in order to satisfy the Distribution Agent that such Representative holds such ADRs for a particular beneficial owner.

     8. Inadequate Space. If the space provided herein is inadequate, the share certificate numbers and the number of ADRs represented thereby should be listed on additional sheets and attached hereto.

     9.    Signatures on Letter of Transmittal, Share Powers and Endorsements.

           (a) All signatures must correspond exactly with the name written on the ADRs or share register, as applicable, without alteration, variation or any change whatsoever.

           (b) If the ADRs surrendered are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

           (c) If any surrendered ADRs are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

           (d) If this Letter of Transmittal is signed by person(s) other than the record holder(s) of the ADRs listed (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate share powers in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

           (e) If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying ADRs, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

     10. Special Issuance and Delivery Instructions. In the "Special Issuance and Payment Instructions" box, indicate the name and/or address of the person(s) to whom the Transaction Consideration is to be issued and mailed only if the
                                                                 ----
Transaction Consideration (whether cash or Security Capital Class B Common Stock) is to be issued in the name of someone other than the person(s) signing this Letter of Transmittal. If the "Special Issuance and Payment Instructions" box is completed, the Distribution Agent will issue the Transaction Consideration in the name of, and will mail the Transaction Consideration to, the person or entity so indicated at the address so indicated, but only after the Distribution Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Transaction Consideration.

     In the "Special Delivery Instructions" box, indicate the address to which the Transaction Consideration is to be mailed in the name of the undersigned only if different from the address set forth in Box A.
----

     11. Lost, Stolen or Destroyed ADRs. You cannot submit an effective Letter of Transmittal without enclosing your ADRs or completing the Book-Entry Delivery Notice, as applicable, with this Letter of Transmittal . If your U.S. Realty Share Certificate(s) have been lost, stolen or destroyed, you are urged to call Bank of New York., the Depositary for the U.S. Realty Shares (the "Depositary"). The Depositary will forward additional documentation which you must complete in order to obtain a replacement ADR. You may be required to post an indemnity bond if so required by U.S. Realty.

     12. Miscellaneous. Security Capital and the Distribution Agent have the discretion to determine whether a Letter of Transmittal has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Letter of Transmittal. The good faith decision of Security Capital or the Distribution Agent in such matters shall be conclusive and binding, Security Capital and the Distribution Agent are not under any duty to give notification of defects in any Letter of Transmittal.

     13. Information and Additional Copies. Information and additional copies of this Letter of Transmittal may be obtained from the Information Agent by telephoning toll-free (800) 223-2064 or from the Distribution Agent by telephoning toll-free (800) 730-6001.

     14. Delivery of U.S. Realty ADS by persons who hold in book-entry. If you were never issued ADRs representing your U.S. Realty ADS and therefore hold such ADS in book entry, you must follow the additional procedures described in this instruction, in addition to those described under "Special Cash Instructions" in order to perfect your Cash Election. You must complete the box titled "Book Entry Delivery Notice." Your U.S. Realty ADS will be blocked on the share register from further trading your U.S. Realty ADS. Upon the delivery of your distribution in connection with the liquidation of U.S. Realty, your U.S. Realty ADS will be transferred to U.S. Realty.

     15. Backup Withholding. In order to avoid "backup withholding" of Federal income tax on payments received pursuant to the Transaction Agreement, a holder of ADRs must, unless an exemption applies, provide the Distribution Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such shareholder is not subject to backup withholding. If a holder is subject to backup withholding, such holder must cross out item 2 of the Certification in Part 3 of the Substitute Form W-9.

     Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service ("IRS"). If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

          The shareholder is required to give the Distribution Agent the TIN (i.e., the social security number or the employer identification number) of the record holder of the ADRs. If the ADRs are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

          If the shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9, and the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Distribution Agent will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Distribution Agent.

          Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate, non-U.S. holders should complete, sign and submit a Form W-8BEN in order to avoid backup withholding. Se the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a holder of ADRs receiving payment pursuant to the Transaction Agreement is required to provide the Distribution Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is such holder's social security number. If the Distribution Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such holder pursuant to the Transaction Agreement may be subject to backup withholding of 31%.

     Certain holders (including, among others, all corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. individual to qualify as an exempt recipient, such individual must submit a Form W-8BEN, signed under penalties of perjury, attesting to such individual's exempt status. Exempt holders should furnish their TIN, check the box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Distribution Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A holder should consult his or her tax advisor as to such holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Distribution Agent is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax, Rather, the federal income tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund any be obtained from the Internal Revenue Service.

     Purpose of Substitute Form W-9

     To prevent backup withholding on payments received pursuant to the Transaction Agreement, a shareholder (other than a non-U.S. individual who provides an appropriate Form W-8BEN) is required to notify the Distribution Agent of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) that (i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) after being so notified the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to withholding.

     What Number to Give the Distribution Agent

     The shareholder is required to give the Distribution Agent the social security number or employer identification number of the record holder of the ADRs. If the ADRs are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If holder of the ADRs has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1 and the Distribution Agent is not provided with a TIN by the time of payment, the Distribution Agent will withhold 31% of such payment.

                                 PAYER'S NAME:

----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                            Part 1 -- Taxpayer Identification Number      _________________________________
Form W-9                              -- Please provide your TIN in the box at            Social Security Number
Department of the Treasury            right and certify by signing and dating
Internal Revenue Service              below.  If awaiting TIN, write "Applied                       OR
Payer's Request for Taxpayer          For."
 Identification Number ("TIN") and                                                  _________________________________
 Certification                                                                        Employer Identification Number


                                    -------------------------------------------------------------------------------------
                                      PART 2 -- For Payees Exempt from Backup Withholding -- Check the box if you are
                                      NOT subject to backup withholding. [ ]
-------------------------------------------------------------------------------------------------------------------------
                                      PART 3 -- Certification -- Under penalties of perjury, I certify that:
                                      (1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

                                      (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                                           (c) the IRS has notified me that I am no longer subject to backup withholding.

                                      Certification Instructions. -- You must cross out item 2 above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.
-------------------------------------------------------------------------------------------------------------------------
Signature                                               DATE
----------------------------------------------------         ------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TRANSACTION AGREEMENT. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                  INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number.



     ____________________________________     _________________________________
     Signature                                Date

--------------------------------------------------------------------------------

                        GUIDELINES FOR CERTIFICATION OF

             TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

-------------------------------------------------------------   ------------------------------------------------------------------
                                    Give the name and                                                        Give the name and
For this type of account:           social security                 For this type of account:                employer identification
                                    number of--                                                              number of--
-------------------------------------------------------------   ------------------------------------------------------------------
1.  Individual                      The individual                  6.  Sole proprietorship                  The owner/3/
2.  Two or more individuals (joint  The actual owner of             7.  A valid trust, estate, or pension    The legal entity/4/
    account)                        the account or, if                  trust
                                    combined funds, the first
                                    individual on the account/1/
                                                                     8.  Corporate                           The corporation
                                                                     9.  Association, club, religious,       The organization
                                                                         charitable, educational, or other
                                                                         tax-exempt organization
3.  Custodian account of a minor    The minor/2/
    (Uniform Gift to Minors Act)
                                                                    10.  Partnership                         The partnership
4.  a. The usual revocable savings  The grantor-trustee/1/          11.  A broker or registered nominee      The broker or
    trust (grantor is also                                                                                   nominee
    trustee)
                                                                    12.  Account with the Department of      The public entity
                                                                         Agriculture in the name of a
                                                                         public entity (such as a state or
                                                                         local government, school district,
                                                                         or prison) that receives
                                                                         agricultural program payments
    b. So-called trust account that    The actual owner/1/
       is not a legal or valid trust
       under state law

5.  Sole proprietorship                The owner/3/
-------------------------------------------------------------   ------------------------------------------------------------------

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2  Circle the minor's name and furnish the minor's social security number.
3 You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Page 2


Obtaining a Number
If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt From Backup Withholding
Payees specifically exempted from withholding include:

 . An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).
 .  The United States or any of its agencies or instrumentalities.
 .  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
 .  A foreign government or any of its political subdivisions, agencies or instrumentality.
 .  An international organization or any agency or instrumentality thereof.
   Payees that may be exempt from backup withholding include:
 .  A corporation.
 .  A foreign central bank of issue.
 .  A dealer in securities or commodities required to register in the United
   States, the District of Columbia, or a possession of the United States.
 .  A futures commission merchant registered with the Commodity Futures Trading
   Commission.
 .  A real estate investment trust.
 .  An entity registered at all times during the tax year under the Investment
   Company Act of 1940.
 .  A common trust fund operated by a bank under Section 584(a).
 .  A financial institution.
 .  A middleman known in the investment community as a nominee or custodian.
 .  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:
 . Payments to nonresident aliens subject to withholding under Section 1441. . Payments to partnerships not engaged in a trade or business in the United
   States and that have at least one nonresident alien partner.
 .  Payments of patronage dividends not paid in money.
 .  Payments made by certain foreign organizations.
 .  Section 404(k) distributions made by an ESOP.

Payments of interest generally exempt from backup withholding include:
 .  Payments of tax-exempt interest (including exempt-interest dividends under
   Section 852).
 .  Payments described in Section 6049(b)(5) to nonresident aliens.
 .  Payments on tax-free covenant bonds under Section 1451.
 .  Payments made by certain foreign organizations.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the box in Part 2 on the form, sign and date the form and return it to the payer. Non-U.S. payees who are not subject to backup withholding should complete a W-8BEN and return it to the payer.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.


Form W-8BEN                     Certificate of Foreign Status of Beneficial Owner
(October 1998)                          for United States Tax Withholding                                       OMB No. 1545-1621

Department of the               Section references are to the Internal Revenue Code.       See separate instructions.
 Treasury                               Give this form to the withholding agent or payer.   Do not send to the IRS.
Internal Revenue Service
------------------------------------------------------------------------------------------------------------------------------------
Do not use this form for:                                                                                       Instead, use Form:
 .  A U.S. citizen or other U.S. person, including a resident alien individual                                                W-9
 .  A foreign partnership (see instructions for exceptions)                                                      W-8ECI or W-8IMY
 .  A foreign government, international organization, foreign central bank of issue, tax-exempt organization,
   or private foundation, claiming the applicability of section(s) 501(c),  892, 895, or 1443(b)                W-8ECI or W-8EXP
 .  A person acting as an intermediary                                                                                     W-8IMY
 .  A person claiming an exemption from U.S. withholding on income effectively connected with the conduct
   of a trade or business in the United States                                                                            W-8ECI
------------------------------------------------------------------------------------------------------------------------------------
Part I          Identification of Beneficial Owner (See instructions.)
------------------------------------------------------------------------------------------------------------------------------------
1.  Name of individual or organization that is the beneficial owner             2.  Country of Incorporation or organization
------------------------------------------------------------------------------------------------------------------------------------
3.  Type of beneficial owner  [ ] Individual   [ ] Corporation   [ ] Disregarded entity   [ ] Partnership   [ ] Trust    [ ] Estate
[ ] Foreign government    [ ] International organization   [ ] Foreign central bank of issue   [ ] Foreign tax-exempt organization
------------------------------------------------------------------------------------------------------------------------------------
4.  Permanent residence address (street, apt. or suite no., or rural route).  Do not use a P.O. Box.
------------------------------------------------------------------------------------------------------------------------------------
    City or town, state or province.  Include postal code where appropriate.                          Country (do not abbreviate)
------------------------------------------------------------------------------------------------------------------------------------
5.  Mailing address (if different from above)
------------------------------------------------------------------------------------------------------------------------------------
    City or town, state or province.  Include postal code where appropriate.                          Country (do not abbreviate)
------------------------------------------------------------------------------------------------------------------------------------
6.  U.S. taxpayer identification number, if required (see instructions)        7.  Foreign tax identifying number, if any (optional)
                                                     [ ] SSN or ITIN   [ ] EIN
------------------------------------------------------------------------------------------------------------------------------------
8.  Account number(s) (optional)
------------------------------------------------------------------------------------------------------------------------------------
Part II         Claim of Tax Treaty Benefits (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
9.  I certify that (check all that apply):
    a.   [ ] The beneficial owner is a resident of      within the meaning of the income tax treaty between the United States and
                                                  -----
             that country.
    b.   [ ] If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
    c.   [ ] The beneficial owner is not an individual, derives the income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty article dealing with limitation on benefits (see instructions).
    d.   [ ] The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status
             (see instructions).
    e.   [ ] The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or
             707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.

10.  Special rates and conditions (if applicable -- see instructions):  The beneficial owner is claiming the provisions of Article
          of the treaty identified on the line 9a above to claim a      % rate of withholding on (specify type of income):
     -----                                                         -----                                                  --------
     Explain the reasons the beneficial owner meets the terms of the treaty article:
                                                                                    ----------------------------
------------------------------------------------------------------------------------------------------------------------------------
Part III                   Notional Principal Contracts
------------------------------------------------------------------------------------------------------------------------------------
11.   [ ] I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.
------------------------------------------------------------------------------------------------------------------------------------
Part IV                    Certification
------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

 .  I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
 .  The beneficial owner is foreign person,
 .  The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States.
 .  For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions,
 .  Any income from a notional principal contract to which this form relates is not effectively connected with the conduct of a trade or business within the Untied States, and
 .  I am not a former citizen or long-term resident of the United States subject to section 877 (relating to certain acts of expatriation) or, if I am subject to section 877, I am nevertheless entitled to treaty benefits with respect to the amounts received.

Sign Here
         -------------------------------------------------------------------------------------  ----------  ------------------------
         Signature of beneficial owner (or individual authorized to sign for beneficial owner)      Date    Capacity in which acting
------------------------------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see separate instructions.                                                  Form W-8BEN (10-98)
ISA
STF FED8135F